             EXHIBIT 23.7 CONSENTS OF PERSONS NAMED TO BECOME DIRECTORS

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                           /s/ Michael W. Reschke
                                        -------------------------------------
                                        Michael W. Reschke

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                           /s/ Abraham Rosenthal
                                        -------------------------------------
                                        Abraham Rosenthal

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                           /s/ William H. Carpenter, Jr
                                        -------------------------------------
                                        William H. Carpenter, Jr.

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                           /s/ Glenn D. Reschke
                                        -------------------------------------
                                        Glenn D. Reschke

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                           /s/ Terence C. Golden
                                        -------------------------------------
                                        Terence C. Golden

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ Kenneth A. Randall
                                        -------------------------------------
                                        Kenneth A. Randall

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ James R. Thompson
                                        -------------------------------------
                                        James R. Thompson

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ Marvin S. Traub
                                        -------------------------------------
                                        Marvin S. Traub

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ Sharon Sharp
                                        -------------------------------------
                                        Sharon Sharp

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ Norman Perlmutter
                                        -------------------------------------
                                        Norman Perlmutter

April 15, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ Robert D. Perlmutter
                                        -------------------------------------
                                        Robert D. Perlmutter

March 23, 1998

                                       CONSENT

          The undersigned hereby consents to being named in the Registration Statement filed by Sky Merger Corp. (the "Company") as a director or nominee to the Board of Directors of the Company.


                                            /s/ William P. Dickey
                                        -------------------------------------
                                        William P. Dickey

March 25, 1998